SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

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                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date  of  Report (Date of earliest event reported):   October  5,
2005

              PATRIOT TRANSPORTATION HOLDING, INC.
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     (Exact name of registrant as specified in its charter)



        FLORIDA               0-17554            59-2924957
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    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

1801 Art Museum Drive                               32207
Jacksonville, Florida
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(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (904) 396-5733
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  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[   ]  Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CRF 230.425)

[   ]  Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)


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[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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                   CURRENT REPORT ON FORM 8-K

              PATRIOT TRANSPORTATION HOLDING, INC.

                         October 5, 2005


ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


      On October 5, 2005, the Board of Directors approved certain modifications to the compensation arrangements with the Company's non-employee directors.

      The most significant modification was the elimination of automatic grants of stock options to the non-employee directors. Prior to the October 5, 2005 meeting, non-employee directors received an automatic grant of options to purchase 1,000 shares of the Company's common stock at fair market value on the grant date for each of the five regularly scheduled directors' meeting attended (up to 5000 options per year). These options vested immediately and expire ten (10) years from the grant date. Options previously issued to the directors are unaffected by this change in compensation arrangements.

      In light of the elimination of these stock option grants, the Board of Directors authorized the annual grant of 500 shares of the Company's common stock to the directors. These stock grants are subject to the approval of the shareholders at the 2006 annual meeting of shareholders. In addition, the Board approved an increase in the annual cash retainers and the cash meeting fees.

     The modifications to the compensation arrangements with non-employee directors are summarized in the following chart:


                                    Prior                 New
                                 Arrangements        Arrangements
All Non-Employee Directors:
  Annual Retainer                 $ 10,000             $ 15,000
  Fee Per Meeting Attended        $  1,000             $  1,500
  Stock Options Per Meeting
     Attended                        1,000  options           0
  Annual Stock Grant(1)                  0                  500 shares


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Audit Committee:
  Annual Fee   Chairman           $ 10,000             $ 10,000
               Member             $  5,000             $  5,000
  Meeting Fees Chairman(2)        $    500             $  1,500
               Member(2)          $    300             $  1,000

Other Committees:
  Annual Fee   Chairman              None              $  2,000
               Member                None              $  1,000
  Meeting Fees Chairman           $    500             $  1,500
               Member             $    300             $  1,000


  (1)  Subject to approval of the shareholders.
  (2) The Audit Committee receives no meeting fees for the four regularly scheduled quarterly meetings; the meeting fees shown apply only to additional meetings.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit 10.1 Summary of Compensation Arrangements with Non-Employee Directors.



                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.

                            PATRIOT  TRANSPORTATION  HOLDING, INC.


Date: October 11, 2005      By:  /s/ Ray M. Van Landingham

                            -------------------------------------
                            Ray M. Van Landingham
                            Vice   President,   Finance   and
                            Administration and Chief Financial
                            Officer

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                          EXHIBIT INDEX


Exhibit No.
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10.1   Summary  of  Compensation  Arrangements  with  Non-Employee
       Directors